Exhibit 99.2

Three months ended March 31, 2025

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Three months ended March 31, 2025

Production Volumes

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Natural gas (Mcf/day)
Utica & Marcellus	686,964	811,357
SCOOP	150,851	162,207
Total	837,816	973,564
Oil and condensate (Bbl/day)
Utica & Marcellus	3,861	1,348
SCOOP	1,420	1,980
Total	5,282	3,329
NGL (Bbl/day)
Utica & Marcellus	3,495	1,981
SCOOP	6,467	8,050
Total	9,962	10,031
Combined (Mcfe/day)
Utica & Marcellus	731,105	831,333
SCOOP	198,175	222,389
Total	929,280	1,053,722

Totals may not sum or recalculate due to rounding.

Production and Pricing : Three months ended March 31, 2025

The following table summarizes production and related pricing for the three months ended March 31, 2025, as compared to such data for the three months ended March 31, 2024:

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Natural gas sales
Natural gas production volumes (MMcf)	75,403	88,594
Natural gas production volumes (MMcf) per day	838	974
Total sales	$281,506	$188,286
Average price without the impact of derivatives ($/Mcf)	$3.73	$2.13
Impact from settled derivatives ($/Mcf)	$(0.12)	$0.75
Average price, including settled derivatives ($/Mcf)	$3.61	$2.88

Oil and condensate sales
Oil and condensate production volumes (MBbl)	475	303
Oil and condensate production volumes (MBbl) per day	5	3
Total sales	$31,259	$21,701
Average price without the impact of derivatives ($/Bbl)	$65.76	$71.64
Impact from settled derivatives ($/Bbl)	$1.06	$0.04
Average price, including settled derivatives ($/Bbl)	$66.82	$71.68

NGL sales
NGL production volumes (MBbl)	897	913
NGL production volumes (MBbl) per day	10	10
Total sales	$30,817	$28,106
Average price without the impact of derivatives ($/Bbl)	$34.37	$30.79
Impact from settled derivatives ($/Bbl)	$(1.53)	$(1.25)
Average price, including settled derivatives ($/Bbl)	$32.84	$29.54

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	83,635	95,889
Natural gas equivalents (MMcfe) per day	929	1,054
Total sales	$343,582	$238,093
Average price without the impact of derivatives ($/Mcfe)	$4.11	$2.48
Impact from settled derivatives ($/Mcfe)	$(0.12)	$0.68
Average price, including settled derivatives ($/Mcfe)	$3.99	$3.16

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.24	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.09
Average transportation, gathering, processing and compression ($/Mcfe)	$0.99	$0.90
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.31	$1.16

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended March 31, 2025

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
REVENUES:
Natural gas sales	$281,506	$188,286
Oil and condensate sales	31,259	21,701
Natural gas liquid sales	30,817	28,106
Net (loss) gain on natural gas, oil and NGL derivatives	(146,548)	45,136
Total revenues	197,034	283,229
OPERATING EXPENSES:
Lease operating expenses	20,283	16,808
Taxes other than income	6,626	8,260
Transportation, gathering, processing and compression	82,870	86,619
Depreciation, depletion and amortization	65,622	80,023
General and administrative expenses	9,001	9,198
Accretion expense	618	555
Total operating expenses	185,020	201,463
INCOME FROM OPERATIONS	12,014	81,766
OTHER EXPENSE (INCOME):
Interest expense	13,356	15,003
Other, net	(702)	(125)
Total other expense (income)	12,654	14,878
(LOSS) INCOME BEFORE INCOME TAXES	(640)	66,888
INCOME TAX (BENEFIT) EXPENSE:
Current	(169)	—
Deferred	(7)	14,853
Total income tax (benefit) expense	(176)	14,853
NET (LOSS) INCOME	$(464)	$52,035
Dividends on preferred stock	(862)	(1,105)
Participating securities - preferred stock	—	(7,532)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,326)	$43,398
NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(0.07)	$2.39
Diluted	$(0.07)	$2.34
Weighted average common shares outstanding—Basic	17,881	18,193
Weighted average common shares outstanding—Diluted	17,881	18,604

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$5,342	$1,473
Accounts receivable—oil, natural gas, and natural gas liquids sales	158,060	155,942
Accounts receivable—joint interest and other	8,747	8,727
Prepaid expenses and other current assets	8,994	7,086
Short-term derivative instruments	24,151	58,085
Total current assets	205,294	231,313
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,524,497	3,349,805
Unproved properties	215,154	221,650
Other property and equipment	11,834	11,291
Total property and equipment	3,751,485	3,582,746
Less: accumulated depletion, depreciation and amortization	(1,630,039)	(1,564,475)
Total property and equipment, net	2,121,446	2,018,271
Other assets:
Long-term derivative instruments	17,296	6,003
Deferred tax asset	581,240	581,233
Operating lease assets	1,150	6,099
Other assets	21,159	22,778
Total other assets	620,845	616,113
Total assets	$2,947,585	$2,865,697

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2025	December 31, 2024
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$334,353	$298,081
Short-term derivative instruments	142,393	41,889
Current portion of operating lease liabilities	792	5,538
Total current liabilities	477,538	345,508
Non-current liabilities:
Long-term derivative instruments	48,595	35,081
Asset retirement obligation	32,354	32,949
Non-current operating lease liabilities	358	561
Long-term debt	700,354	702,857
Total non-current liabilities	781,661	771,448
Total liabilities	$1,259,199	$1,116,956
Commitments and contingencies
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 32.9 thousand issued and outstanding at March 31, 2025, and 37.3 thousand issued and outstanding at December 31, 2024	32,887	37,348
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.8 million issued and outstanding at March 31, 2025, and 17.8 million issued and outstanding at December 31, 2024	2	2
Additional paid-in capital	76,683	129,059
Retained earnings	1,581,006	1,582,332
Treasury stock, at cost - 11.9 thousand shares at March 31, 2025 and 0 shares at December 31, 2024	(2,192)	—
Total stockholders’ equity	$1,655,499	$1,711,393
Total liabilities, mezzanine equity and stockholders’ equity	$2,947,585	$2,865,697

Consolidated Statement of Cash Flows: Three months ended March 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024

Cash flows from operating activities:
Net (loss) income	$(464)	$52,035
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	65,622	80,023
Net loss (gain) on derivative instruments	146,548	(45,136)
Net cash (payments) receipts on settled derivative instruments	(9,890)	65,322
Deferred income tax (benefit) expense	(7)	14,853
Stock-based compensation expense	3,040	2,403
Other, net	1,791	1,568
Changes in operating assets and liabilities, net	(29,360)	16,954
Net cash provided by operating activities	177,280	188,022
Cash flows from investing activities:
Additions to oil and natural gas properties	(108,231)	(118,146)
Other, net	(546)	(806)
Net cash used in investing activities	(108,777)	(118,952)
Cash flows from financing activities:
Principal payments on Credit Facility	(128,000)	(303,000)
Borrowings on Credit Facility	125,000	272,000
Debt issuance costs and loan commitment fees	—	(107)
Dividends on preferred stock	(862)	(1,105)
Repurchase of common stock under Repurchase Program	(57,809)	(14,491)
Repurchase of common stock under Repurchase Program - related party	—	(15,002)
Shares exchanged for tax withholdings	(2,962)	(1,085)
Other	(1)	—
Net cash used in financing activities	(64,634)	(62,790)
Net change in cash and cash equivalents	3,869	6,280
Cash and cash equivalents at beginning of period	1,473	1,929
Cash and cash equivalents at end of period	$5,342	$8,209

Reaffirmed 2025E Guidance

Gulfport's 2025 guidance assumes commodity strip prices as of April 16, 2025, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2025
	Low	High
Production
Average daily gas equivalent (MMcfepd)	1,040	1,065
Average daily liquids production(MBbl/day)	18.0	20.5
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(5.50)	$(6.50)

Operating costs
Lease operating expense ($/Mcfe)	$0.19	$0.22
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.93	$0.97
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	$335	$355
Maintenance leasehold and land	$35	$40
Total base capital expenditures	$370	$395

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of April 30, 2025:

	2Q2025	3Q2025	4Q2025	Full Year 2025(1)	Full Year 2026
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	270	270	270	270	200
Weighted Average Price ($/MMBtu)	$3.82	$3.82	$3.82	$3.82	$3.64

Fixed Price Collars
Volume (BBtupd)	233	240	240	238	170
Weighted Average Floor Price ($/MMBtu)	$3.40	$3.42	$3.42	$3.41	$3.63
Weighted Average Ceiling Price ($/MMBtu)	$4.26	$4.27	$4.27	$4.26	$4.48

Fixed Price Calls Sold
Volume (BBtupd)	200	200	173	191	—
Weighted Average Price ($/MMBtu)	$5.76	$5.76	$5.93	$5.81	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	110	110	110	110	80
Differential ($/MMBtu)	$(0.20)	$(0.20)	$(0.20)	$(0.20)	$(0.18)

Tetco M2 Basis
Volume (BBtupd)	230	230	230	230	130
Differential ($/MMBtu)	$(0.96)	$(0.96)	$(0.96)	$(0.96)	$(0.98)

NGPL TX OK Basis
Volume (BBtupd)	40	40	40	40	30
Differential ($/MMBtu)	$(0.29)	$(0.29)	$(0.29)	$(0.29)	$(0.30)

TGP 500 Basis
Volume (BBtupd)	10	10	10	10	10
Differential ($/MMBtu)	$0.31	$0.31	$0.31	$0.31	$0.54

Transco Station 85 Basis
Volume (BBtupd)	5	5	5	5	5
Differential ($/MMBtu)	$0.38	$0.38	$0.38	$0.38	$0.52

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	—
Weighted Average Price ($/Bbl)	$73.29	$73.29	$73.29	$73.29	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,000	3,000	3,000	2,669	1,496
Weighted Average Price ($/Bbl)	$30.09	$29.89	$29.89	$29.94	$30.33

(1) April 2025 - December 2025.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes a adjusted free cash flow estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended March 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024

Net (Loss) Income (GAAP)	$(464)	$52,035

Adjustments:
Non-cash derivative loss	136,658	20,186
Non-recurring general and administrative expense	365	810
Stock-based compensation expense	3,040	2,403
Other, net	(702)	(125)
Tax effect of adjustments(1)	(38,310)	(5,225)
Adjusted Net Income (Non-GAAP)	$100,587	$70,084

(1)	Income taxes were approximately 27% and 22% for the three months ended March 31, 2025 and 2024, respectively.

Adjusted EBITDA: Three months ended March 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024

Net (Loss) Income (GAAP)	$(464)	$52,035

Adjustments:
Interest expense	13,356	15,003
Income tax (benefit) expense	(176)	14,853
DD&A and accretion	66,240	80,578
Non-cash derivative loss	136,658	20,186
Non-recurring general and administrative expenses	365	810
Stock-based compensation expense	3,040	2,403
Other, net	(702)	(125)
Adjusted EBITDA (Non-GAAP)	$218,317	$185,743

Adjusted Free Cash Flow: Three months ended March 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024

Net cash provided by operating activity (GAAP)	$177,280	$188,022
Adjustments:
Interest expense	13,356	15,003
Non-recurring general and administrative expenses	365	810
Current income tax benefit	(169)	—
Other, net	(1,875)	(1,138)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	2,118	(37,457)
Accounts receivable - joint interest and other	20	4,145
Accounts payable and accrued liabilities	27,674	16,656
Prepaid expenses	(485)	(299)
Other assets	33	1
Total changes in operating assets and liabilities	$29,360	$(16,954)
Adjusted EBITDA (Non-GAAP)	$218,317	$185,743
Interest expense	(13,356)	(15,003)
Current income tax benefit	169	—
Capitalized expenses incurred(1)	(6,165)	(5,654)
Capital expenditures incurred(2,3,4)	(162,362)	(126,238)
Adjusted free cash flow (Non-GAAP)	$36,603	$38,848

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended March 31, 2025, includes $1.4 million and $1.2 million of non-D&C capital and non-operated capital expenditures, respectively.
(4)	For the three months ended March 31, 2024, includes $1.8 million and $2.7 million of non-D&C capital and non-operated capital expenditures, respectively.

Recurring General and Administrative Expenses:

Three months ended March 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$5,961	$3,040	$9,001	$6,795	$2,403	$9,198
Capitalized general and administrative expense	4,734	1,498	6,232	4,522	1,183	5,706
Non-recurring general and administrative expense	(365)	—	(365)	(810)	—	(810)
Recurring general and administrative before capitalization (Non-GAAP)	$10,330	$4,538	$14,868	$10,507	$3,586	$14,093
Totals may not sum or recalculate due to rounding.